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                                                                     EXHIBIT 4.4


            [ALTAREX CORP. COMMON SHARES SPECIMEN STOCK CERTIFICATE]


CO1039      [Picture]        COMMON SHARES                ***SPECIMEN***
Number                                                        SHARES


                                   INCORPORATED UNDER THE BUSINESS
                                     CORPORATIONS ACT (ALBERTA)


ALTAREX CORP.                                   [CUSIP 020927 30 7]
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THIS CERTIFIES THAT


                    ***SPECIMEN***


is the registered holder of
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THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE
TRANSFERRED AT THE PRINCIPAL OFFICES OF MONTREAL TRUST
COMPANY OF CANADA IN CALGARY, ALBERTA AND TORONTO, ONTARIO.

        FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT NOMINAL OR PAR VALUE IN THE CAPITAL OF



                                 ALTAREX CORP.

transferable only on the books of the Corporation by the registered holder in person or by duly authorized Attorney on surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

    There are attached to the shares represented by this Certificate certain rights, privileges, restrictions and conditions and the Corporation will furnish to a shareholder, on demand and without charge, a full copy of the text of
        (i) the rights, privileges, restrictions and conditions attached to each class authorized to be issued and to each series in so far as they have been fixed by the directors, and

        (ii) the authority of the directors to fix the rights, privileges, restrictions and conditions of subsequent series.


         In Witness Whereof the said Corporation has caused this Certificate to be signed by its duly authorized officers.

         Dated: ***SPECIMEN***
               ---------------

       COUNTERSIGNED AND REGISTERED
       MONTREAL TRUST COMPANY OF CANADA      CALGARY, ALBERTA
       TRANSFER AGENT AND REGISTRAR          TORONTO, ONTARIO




                                                 /s/ Edward M. Fitzgerald


       BY:***SPECIMEN***
         ---------------
         AUTHORIZED OFFICER                           SECRETARY
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               [BACK OF ALTAREX CORP. SPECIMEN STOCK CERTIFICATE]


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



      For Value Received,______________hereby sell, assign and transfer unto


                         ---------------------------------------------------

                         ---------------------------------------------------
                         PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE


____________________________________________________________________________
         PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE


____________________________________________________________________________



____________________________________________________________________________



_______________________________________________________________________Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint



____________________________________________________________________Attorney,
to transfer the said Stock on the Books of the within named Corporation, with full power of substitution in the premises.




Dated________________




                              ______________________________________________



In presence of



___________________________________________